EXHIBIT A

         Pursuant to Rule 13d-1(k) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  July 15, 2008

                                         By: /s/ Kim M. Silva
                                             --------------------------
                                             Kim M. Silva

                                         Attorney-in-Fact for:

                                         SPO PARTNERS II, L.P.(1)
                                         SPO ADVISORY PARTNERS, L.P.(1)
                                         SAN FRANCISCO PARTNERS II, L.P.(1)
                                         SF ADVISORY PARTNERS, L.P.(1)
                                         SPO ADVISORY CORP.(1)
                                         JOHN H. SCULLY(1)
                                         WILLIAM E. OBERNDORF(1)
                                         WILLIAM J. PATTERSON(1)
                                         PHOEBE SNOW FOUNDATION, INC.(1)
                                         THE ELIZABETH R. & WILLIAM J.
                                            PATTERSON FOUNDATION(1)
                                         ELI J. WEINBERG(1)
                                         IAN R. McGUIRE(1)
                                         EDWARD H. MCDERMOTT(2)

                                         (1) A Power of Attorney
                                         authorizing Kim M. Silva to
                                         act on behalf of this
                                         person or entity has been
                                         previously filed with the
                                         Securities and Exchange
                                         Commission.

                                         (2) A Power of Attorney
                                         authorizing Kim M. Silva
                                         to act on behalf of
                                         this person or entity is
                                         filed as Exhibit B.